UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 AMENDMENT No. 1
                                       to
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 9, 2004

                               NuWay Medical, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                  000-19709                     65-0159115
(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)            File Number)               Identification No.)

                 2603 Main Street, Suite 1150, Irvine, CA 92614
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (949) 235-8062

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

The Current Report on Form 8-K filed by the registrant on September 10, 2004 is hereby amended to clarify the circumstances of the termination of the previous auditor's engagement, in the first paragraph of Item 4.01 and to correct a typographical error in the fourth paragraph of Item 4.01.

Item 4.01 is amended in its entirety to read as follows:

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      After continuing discussions between NuWay Medical, Inc. (the "Company") and Haskell & White LLP ("H&W"), concerning the financial terms of re-engagement as the Company's auditors for the fiscal year ended December 31, 2003, the Company and H&W mutually agreed to terminate the engagement of H&W on September 9, 2004. Accordingly, the Company dismissed H&W as of such date. H&W had initially been engaged by the Company on March 31, 2003. The decision to change accountants was recommended by the Audit Committee of the Company's Board of Directors.

      The Company has begun actively to look for new auditors and intends to retain new auditors as soon as the Company can arrange adequate financing to engage the new auditors and, thereafter, as reasonably practicable as possible, to file all outstanding reports under the Securities Exchange Act of 1934, as amended. The Company has authorized H&W to respond fully to successor auditor inquiries.

      H&W's report, dated May 12, 2003, on the consolidated financial statements as of and for the year ended December 31, 2002, contained no adverse opinion or disclaimer of opinion, nor was modified as to uncertainty, audit scope, or accounting principles. However, H&W's report included an explanatory paragraph noting the Company's limited liquid resources, recurring losses from operations and the Company's efforts to implement its business plan with a new industry focus, all of which raised substantial doubt about the Company's ability to continue as a going concern.

      During the Company's relationship with H&W, since H&W's initial engagement as the principal auditors on March 31, 2003, through September 9, 2004, there were no disagreements with H&W, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to H&W's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report on the consolidated financial statements for the year ended December 31, 2002.

      The Company has provided to H&W a copy of this disclosure and has requested H&W to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether H&W agrees with the statements made by the Company in this report. H&W's letter is attached hereto as Exhibit 16.1.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number      Description
-------     -----------

16.1 Letter from Haskell & White LLP to the Securities and Exchange Commission dated September 16, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 16, 2004               NUWAY MEDICAL, INC.


                                        By: /s/ Dennis Calvert
                                           -------------------------------------
                                           Dennis Calvert
                                           Chief Executive Officer